SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: AUGUST 25, 2004
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.

             (Exact name of Registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)


    333-16031                                                    86-0793960
(Commission File No.)                                        (I.R.S. Employer
                                                             Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)


                                 (303) 440-7930
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)


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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))



















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ITEM 8.01        OTHER EVENTS.

                 On August 25, 2004, Front Porch Digital Inc. (the "Company") issued a press release announcing that a majority of the Company's stockholders have consented by written consent to the Company changing its name to "Incentra Solutions, Inc." and increasing its number of authorized shares of common stock to 200,000,000 shares. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                 (c) Exhibits.

                 NUMBER       DOCUMENTS
                 ------       ----------

                 99.1 Press release of Front Porch Digital Inc. dated August 25, 2004 announcing stockholder approval to change the name of the Company and to increase the authorized shares of common stock of the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRONT PORCH DIGITAL INC.

Date:  August 25, 2004            By: /s/ MATTHEW RICHMAN
                                      -------------------------------
                                          Matthew Richman
                                          Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX



           EXHIBIT NUMBER     EXHIBIT TITLE
           --------------     --------------

                99.1 Press release of Front Porch Digital Inc. dated August 25, 2004 announcing stockholder approval to change the name of the Company and to increase the authorized shares of common stock of the Company.